Exhibit 10.1

THIRD AMENDMENT TO ABL CREDIT AGREEMENT

THIRD AMENDMENT TO ABL CREDIT AGREEMENT (this “Third Amendment”), dated as of April 8, 2019, among PARTY CITY HOLDINGS INC., a Delaware corporation (the “Borrower Agent”), PARTY CITY CORPORATION, a Delaware corporation (the “Subsidiary Borrower” and, together with the Borrower Agent, the “Borrowers”), PC INTERMEDIATE HOLDINGS, INC., a Delaware corporation (“Holdings”), JPMORGAN CHASE BANK, N.A. (“JPM”), as administrative agent (in such capacity, the “Administrative Agent”) and each of the Persons party hereto as ABL Revolving Lenders. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the ABL Credit Agreement referred to below (as amended by this Third Amendment).

W I T N E S S E T H:

WHEREAS, the Borrowers, Holdings, the Administrative Agent, the subsidiaries of the Borrowers from time to time party thereto and each lender from time to time party thereto (the “Lenders”) have entered into an ABL Credit Agreement, dated as of August 19, 2015 (as amended by that certain First Amendment to ABL Credit Agreement, dated as of August 2, 2018, as further amended by that certain Second Amendment to ABL Credit Agreement, dated as of March 4, 2019, and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “ABL Credit Agreement”);

WHEREAS, on the date hereof (prior to giving effect to this Third Amendment), there are outstanding ABL Revolving Commitments under the ABL Credit Agreement (for purposes of this Third Amendment, herein called the “Existing ABL Revolving Commitments”) in an aggregate principal amount equal to (a) during the period from July 1 through October 31 in each calendar year, $600,000,000 and (b) during the period from January 1 through June 30 and November 1 through December 31 in each calendar year, $500,000,000; and

WHEREAS, in accordance with the provisions of Section 9.02(b) of the ABL Credit Agreement, the Loan Parties, the Administrative Agent and the Lenders party hereto as ABL Revolving Lenders wish to amend the ABL Credit Agreement to remove the “seasonal” component of the Existing ABL Revolving Commitments such that the ABL Revolving Commitments are in an aggregate principal amount of $600,000,000 year-round and amend certain other provisions of the ABL Credit Agreement as more fully provided herein, on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1. Amendments to Credit Agreement. On the Third Amendment Effective Date:

(a)    Section 1.01 of the Credit Agreement is hereby amended by adding thereto the following new definition, which definition shall be inserted in proper alphabetical order:

““Third Amendment Effective Date” means April 8, 2019.”

(b)    The definition of “Commitment” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating such definition in its entirety as follows:

““Commitment” means, with respect to each Lender, the commitment of such Lender to make ABL Revolving Loans, acquire participations in Letters of Credit and Swingline Loans, and make Protective Advances hereunder, and to make FILO Loans hereunder, expressed as an amount representing the maximum possible aggregate amount of such Lender’s Revolving Exposure hereunder, as such commitment may be (a) increased from time to time as a result of a Commitment Increase, (b) reduced from time to time pursuant to Section 2.09 or (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Commitment as of the Third Amendment Effective Date is set forth on the Commitment Schedule, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable. For the avoidance of doubt, as of the Third Amendment Effective Date, (i) the ABL Revolving Commitments shall be in an aggregate principal amount equal to $600,000,000 and (ii) the FILO Commitments shall be in an aggregate principal amount equal to $40,000,000. The initial aggregate amount of the Lenders’ Commitments on the Third Amendment Effective Date is $640,000,000.”

(c)    Schedule 1.01(a) of the ABL Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit A to reflect the Commitments of each ABL Revolving Lender on the Third Amendment Effective Date (immediately after giving effect thereto).

SECTION 2. Conditions of Effectiveness of this Third Amendment. This Third Amendment shall become effective on the date when the following conditions shall have been satisfied (such date, the “Third Amendment Effective Date”):

(a)    the Loan Parties, the Administrative Agent and each ABL Revolving Lender under the ABL Credit Agreement (prior to giving effect to this Third Amendment) shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent; and

(b)    on the Third Amendment Effective Date and after giving effect to this Third Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Administrative Agent shall have received from the Borrowers a certificate executed by a Responsible Officer of the Borrower Agent, certifying the foregoing and as to the matters set forth in Section 6 hereof;

SECTION 4. Costs and Expenses. Each Borrower hereby reconfirms its obligations pursuant to Section 9.03 of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.

SECTION 5. Remedies. This Third Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

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SECTION 6. Representations and Warranties. To induce the Administrative Agent and the ABL Revolving Lenders to enter into this Third Amendment, each of the Loan Parties represents and warrants to the Administrative Agent and the ABL Revolving Lenders on and as of the Third Amendment Effective Date that, in each case:

(a)    this Third Amendment has been duly authorized, executed and delivered by it and each of this Third Amendment and the ABL Credit Agreement (as amended by this Third Amendment) constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(b)    all representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier therein) with the same effect as though such representations and warranties had been made on the Third Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (without duplication of any materiality qualifier therein) only as of such specified date).

SECTION 8. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a)    On and after the Third Amendment Effective Date, each reference in the ABL Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the ABL Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Third Amendment.

(b)    The ABL Credit Agreement and each of the other Loan Documents, as specifically amended by this Third Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations of the Loan Parties, in each case, as amended by this Third Amendment.

(c)    The execution, delivery and effectiveness of this Third Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 9. Governing Law. THIS THIRD AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS THIRD AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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SECTION 10. Counterparts. This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrowers and the Administrative Agent. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Third Amendment shall be effective as delivery of an original executed counterpart of this Third Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.

PC INTERMEDIATE HOLDINGS, INC.

By:	/s/ James M. Harrison
Name:	James M. Harrison
Title:	President

PARTY CITY HOLDINGS INC.

By:	/s/ James M. Harrison
Name:	James M. Harrison
Title:	Chief Executive Officer and Treasurer

PARTY CITY CORPORATION
ANAGRAM INTERNATIONAL, INC.
ANAGRAM INTERNATIONAL HOLDINGS, INC.
AM-SOURCE, LLC
AMSCAN INC.
TRISAR, INC.
PARTY HORIZON INC.

By:	/s/ Michael A. Correale
Name:	Michael A. Correale
Title:	Vice President and Treasurer

ANAGRAM EDEN PRAIRIE PROPERTY HOLDINGS LLC

By: PARTY CITY HOLDINGS INC., its sole member

By:	/s/ James M. Harrison
Name:	James M. Harrison
Title:	Chief Executive Officer and Treasurer

[Signature Page to Third Amendment to ABL Credit Agreement (Party City)]

AMSCAN PURPLE SAGE, LLC
AMSCAN NM LAND, LLC

By: AMSCAN INC., its sole manger

By:	/s/ Michael A. Correale
Name:	Michael A. Correale
Title:	Vice President and Treasurer

[Signature Page to Third Amendment to ABL Credit Agreement (Party City)]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Swingline Lender and Issuing Bank

By:	/s/ Donna DiForio
Name:	Donna DiForio
Title:	Authorized Officer

[Signature Page to Third Amendment to ABL Credit Agreement (Party City)]

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED ABL REVOLVING LENDER HEREBY CONSENTS TO THE THIRD AMENDMENT TO WHICH THIS SIGNATURE PAGE IS ATTACHED.

NAME OF INSTITUTION

Bank of America, N.A. as an ABL Revolving Lender

By:	/s/ Peter M. Walther
Name: Peter M. Walther
Title: Senior Vice President

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED ABL REVOLVING LENDER HEREBY CONSENTS TO THE THIRD AMENDMENT TO WHICH THIS SIGNATURE PAGE IS ATTACHED.

WELLS FARGO BANK, NATIONAL ASSOCIATION as an ABL Revolving Lender

By:	/s/ Jason Shanahan
Name:	Jason Shanahan
Title:	Director

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED ABL REVOLVING LENDER HEREBY CONSENTS TO THE THIRD AMENDMENT TO WHICH THIS SIGNATURE PAGE IS ATTACHED.

NAME OF INSTITUTION

MUFG Union Bank, N.A., as an ABL Revolving Lender

By:	/s/ Thomas Kainamura
Name:	Thomas Kainamura
Title:	Director

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED ABL REVOLVING LENDER HEREBY CONSENTS TO THE THIRD AMENDMENT TO WHICH THIS SIGNATURE PAGE IS ATTACHED.

NAME OF INSTITUTION

TD Bank, NA, as an ABL Revolving Lender

By:	/s/ Jennifer Visconti
Name:	Jennifer Visconti
Title:	Vice President

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED ABL REVOLVING LENDER HEREBY CONSENTS TO THE THIRD AMENDMENT TO WHICH THIS SIGNATURE PAGE IS ATTACHED.

U.S. BANK NATIONAL ASSOCIATION, as an ABL Revolving Lender

By:	/s/ Carol Anderson
Name:	Carol Anderson
Title:	Vice President

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED ABL REVOLVING LENDER HEREBY CONSENTS TO THE THIRD AMENDMENT TO WHICH THIS SIGNATURE PAGE IS ATTACHED.

Bank of Montreal, as an ABL Revolving Lender

By:	/s/ Kara Goodwin
Name:	Kara Goodwin
Title:	Managing Director

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED ABL REVOLVING LENDER HEREBY CONSENTS TO THE THIRD AMENDMENT TO WHICH THIS SIGNATURE PAGE IS ATTACHED.

City National Bank, as an ABL Revolving Lender

By:	/s/ David Knoblauch
Name:	David Knoblauch
Title:	SVP, City National Bank

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED ABL REVOLVING LENDER HEREBY CONSENTS TO THE THIRD AMENDMENT TO WHICH THIS SIGNATURE PAGE IS ATTACHED.

DEUTSCHE BANK AG NEW YORK BRANCH, as an ABL Revolving Lender

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Vice President

By:	/s/ Alicia Schug
Name:	Alicia Schug
Title:	Vice President

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED ABL REVOLVING LENDER HEREBY CONSENTS TO THE THIRD AMENDMENT TO WHICH THIS SIGNATURE PAGE IS ATTACHED.

BARCLAYS BANK PLC, as an ABL Revolving Lender

By:	/s/ Komal Ramkirath
Name:	Komal Ramkirath
Title:	Assistant Vice President

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED ABL REVOLVING LENDER HEREBY CONSENTS TO THE THIRD AMENDMENT TO WHICH THIS SIGNATURE PAGE IS ATTACHED.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as an ABL Revolving Lender

By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Authorized Signatory

By:	/s/ Joan Park
Name:	Joan Park
Title:	Authorized Signatory

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED ABL REVOLVING LENDER HEREBY CONSENTS TO THE THIRD AMENDMENT TO WHICH THIS SIGNATURE PAGE IS ATTACHED.

Goldman Sachs Bank USA, as an ABL Revolving Lender

By:	/s/ Mahesh Mohan
Name:	Mahesh Mohan
Title:	Authorized Signatory

EXHIBIT A

Schedule 1.01(a)

COMMITMENT SCHEDULE

Lender	ABL Revolving Commitment	FILO Commitment
JPMorgan Chase Bank, N.A.	$103,125,000.00	$6,875,000
Bank of America, N.A.	$103,125,000.00	$6,875,000
Wells Fargo Bank, N.A.	$103,125,000.00	$6,875,000
MUFG Union Bank, N.A.	$53,125,000.00	$6,875,000
TD Bank, N.A.	$66,250,000.00	$3,750,000
U.S. Bank National Association	$56,250,000.00	$3,750,000
Bank of Montreal	$37,500,000.00	$2,500,000
City National Bank	$37,500,000.00	$2,500,000
Deutsche Bank AG New York Branch	$10,000,000.00	N/A
Barclays Bank PLC	$10,000,000.00	N/A
Credit Suisse AG	$10,000,000.00	N/A
Goldman Sachs Bank USA	$10,000,000.00	N/A
Total:	$600,000,000.00	$40,000,000.00